Prospectus Supplement dated July 13, 2005 to:	226996 7/05

PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND

Prospectuses dated December 30, 2004

The third paragraph and table under the heading “Who manages the fund?” are replaced with the following:

The following team members coordinate the team’s management of the fund’s portfolio.  Their experience as investment professionals over the last five years is shown.  The following table also shows the dollar range of shares of the fund owned by these professionals as of September 30, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Leader	Joined Fund	Employer	Positions Over Past Five Years	Dollar Range of Fund Shares Owned
Joseph Joseph	1999	Putnam Management 1994 – Present	Chief Investment Officer, U.S. and International Small and Mid Cap Core Teams Previously, Director, Global Equity Research Team	over $100,000
Portfolio Members	Joined Fund	Employer	Positions Over Past Five Years	Dollar Range of Fund Shares Owned
Christopher Crawford	2005	Putnam Management 2003 – Present ABACUS Investments Prior to July 2003	Portfolio Manager Portfolio Manager Previously, Analyst	N/A*
Randy Farina	2004	Putnam Management 1997 – Present	Portfolio Manager Previously, Analyst; Investment Associate II	$10,001-50,000
John Ferry	2004	Putnam Management 1998 – Present	Portfolio Manager Previously, Quantitative Analyst	$50,001-100,000
Karan Sodhi	2004	Putnam Management 2000 – Present Stephens, Inc. Prior to November 2000	Portfolio Manager Previously, Analyst Research Analyst	$10,001-50,000

*

Joined the fund’s management team after September 30, 2004.

A